                                OCC ACCUMULATION TRUST
                One World Financial Center,  New York, New York 10281


OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following three Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:


SMALL CAP PORTFOLIO: Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

GLOBAL EQUITY PORTFOLIO: Long term capital appreciation through a global investment strategy primarily involving equity securities.

MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.


     The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to separate accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These separate accounts (the "Separate Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Separate Accounts. The Separate Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts.

    It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 15.

    This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1997 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                     OPCAP ADVISORS
                                   Investment Manager
                              Prospectus dated May 1, 1997

                                  TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----

Prospectus Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Investment Objectives and Policies. . . . . . . . . . . . . . . . . . . . . .8

              Small Cap Portfolio . . . . . . . . . . . . . . . . . . . . . .8

              Global Equity Portfolio . . . . . . . . . . . . . . . . . . . .9

              Managed Portfolio . . . . . . . . . . . . . . . . . . . . . . .9

Additional Information on Investment Objectives and Policies. . . . . . . . .10

Investment Techniques . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .14

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .15

Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . . . . .16

Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

State Law Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . .17

Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . . . . .18

Calculation of Performance. . . . . . . . . . . . . . . . . . . . . . . . . .18

Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .19

                                  PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently three series available for investment through the Separate Accounts, each of which is designated as a "Portfolio".
                        Together, the three Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                        The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to two of the current three available portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS        The investment objective of each of the Portfolios is
                        set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                        The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share (other than the Money Market Portfolio) are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                        Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER      OpCap Advisors (the "Manager"), the investment manager
                        of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately
                        $10.0 billion at March 31, 1997 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $49.4 billion at March
                        31, 1997. See "Management of the Fund" for a description of a pending transaction that if consummated will involve a change in control of OpCap
                        Advisors.

MANAGEMENT FEE          The Manager receives a monthly fee from each Portfolio
                        at varying annual percentage rates of average daily net assets, as follows:.80 percent on the first

                        $400 million, .75 percent on the next $400 million and
                        .70 percent thereafter of the average daily net assets
                        for the Small Cap, Managed and Global Equity Portfolios
                        (see page 15).
PURCHASES AND
REDEMPTION OF SHARES    Currently, shares of the Fund are sold at their net
                        asset value per share, without sales charge, for allocation to the Separate Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Separate Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                        Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Separate
                        Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Separate
                        Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Separate Accounts.
                        Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Separate Accounts.

                                FINANCIAL HIGHLIGHTS

    The financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report. Annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                                 SMALL CAP PORTFOLIO

For a share outstanding throughout each period:

                                                                                                          SEPTEMBER 16,
                                                                  YEAR ENDED           YEAR ENDED            1994(1)
                                                                 DECEMBER 31,         DECEMBER 31,       TO DECEMBER 31,
                                                                     1996                 1995                1994
                                                                --------------      ----------------    ----------------
Net asset value, beginning of period . . . . . . . . . . . . . .        $19.91                $17.38              $17.49
                                                                 --------------      ----------------    ----------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . .          0.14                  0.26                0.06
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . . . .          3.45                  2.37               (0.17)
                                                                 --------------      ----------------    ----------------
  Total from investment operations . . . . . . . . . . . . . . .          3.59                  2.63               (0.11)
                                                                 --------------      ----------------    ----------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income . . . . . .         (0.25)                (0.05)                ---
Distributions  to shareholders from net realized capital gains .         (0.64)                (0.05)                ---
                                                                 --------------      ----------------    ----------------
  Total dividends and distributions. . . . . . . . . . . . . . .         (0.89)                (0.10)                ---
                                                                 --------------      ----------------    ----------------

Net asset value, end of period . . . . . . . . . . . . . . . . .        $22.61                $19.91              $17.38
                                                                 --------------      ----------------    ----------------
                                                                 --------------      ----------------    ----------------

Total return (2) . . . . . . . . . . . . . . . . . . . . . . . .         18.7%                 15.2%                (.6%)
                                                                 --------------      ----------------    ----------------
                                                                 --------------      ----------------    ----------------

Net assets, end of period. . . . . . . . . . . . . . . . . . . .   $34,256,671           $16,004,392          $9,210,443
                                                                 --------------      ----------------    ----------------

Ratio of net operating expenses to average net assets (6). . . .         0.93% (4,5)           0.74%               0.74% (3)
                                                                 --------------      ----------------    ----------------

Ratio of net investment income to average net assets (6) . . . .         1.03% (4)             1.75%               1.22% (3)
                                                                 --------------      ----------------    ----------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . .           50%                   69%                 32%
                                                                 --------------      ----------------    ----------------

Average commission rate. . . . . . . . . . . . . . . . . . . . .       $0.0493                    --                  --
                                                                 --------------      ----------------    ----------------

-----------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized.
(4) Average net assets for the year ended December 31, 1996 were $22,131,648.
(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                               GLOBAL EQUITY PORTFOLIO

For a share outstanding throughout each period:

                                                                                                                      MARCH 1,
                                                                                             YEAR ENDED               1995(1)
                                                                                            DECEMBER 31,          TO DECEMBER 31,
                                                                                                1996                    1995
                                                                                           ---------------        ---------------
Net asset value, beginning of period.. . . . . . . . . . . . . . . . . . . . . . . . . .            $11.61                $10.00
                                                                                           ---------------        ---------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.04                  0.05
Net realized gain (loss) and unrealized appreciation (depreciation) on investments
  and translation of other assets and liabilities denominated in foreign currencies. . .              1.70                  1.83
                                                                                           ---------------        ---------------
  Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . .              1.74                  1.88
                                                                                           ---------------        ---------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income.. . . . . . . . . . . . . . . . . .             (0.05)                (0.03)
Distributions to shareholders from net realized capital gains. . . . . . . . . . . . . .             (0.07)                (0.24)
                                                                                           ---------------       ---------------
     Total dividends and distributions to shareholders.. . . . . . . . . . . . . . . . .             (0.12)                (0.27)
                                                                                           ---------------       ---------------

Net asset value, end of period.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $13.23                $11.61
                                                                                           ---------------       ---------------
                                                                                           ---------------       ---------------


Total return (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15.0%                 18.9%
                                                                                           ---------------       ---------------
                                                                                           ---------------       ---------------

Net assets, end of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $16,972,488            $2,891,321
                                                                                           ---------------       ---------------

Ratio of net operating expenses to average net assets (5). . . . . . . . . . . . . . . .             1.42% (3,4)           1.25% (6)
                                                                                           ---------------       ---------------

Ratio of net investment income to average net assets (5) . . . . . . . . . . . . . . . .             0.81% (3)             1.02% (6)
                                                                                           ---------------       ---------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               40%                   67%
                                                                                           ---------------       ---------------

Average commission rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $0.0254                   --
                                                                                           ---------------       ---------------

-------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Average net assets for the year ended December 31, 1996 were $9,072,948.
(4) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(5) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.83% and 0.22%, respectively, for the year ended December 31, 1996, and 3.94.% and (1.67)%, annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.
(6) Annualized.

                                  MANAGED PORTFOLIO

For a share outstanding throughout each period:

                                                                                                             SEPTEMBER 16,
                                                                       YEAR ENDED           YEAR ENDED         1994(1)
                                                                      DECEMBER 31,         DECEMBER 31,    TO DECEMBER 31,
                                                                          1996                  1995             1994
                                                                     --------------       ---------------   --------------
Net asset value, beginning of period.. . . . . . . . . . . . . . .           $30.14               $20.83           $21.80
                                                                      --------------      ----------------   -------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . .             0.43                 0.42             0.14
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . . . . .             6.31                 9.02            (1.11)
                                                                      --------------      ----------------   -------------
  Total from investment operations . . . . . . . . . . . . . . . .             6.74                 9.44            (0.97)
                                                                      --------------      ----------------   -------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income . . . . . . .            (0.41)               (0.13)               -
Distributions to shareholders from net realized capital gains. . .            (0.26)                   -                -
                                                                      --------------      ----------------   -------------
  Total dividends and distributions to shareholders. . . . . . . .            (0.67)               (0.13)            0.00
                                                                      --------------      ----------------   -------------

Net asset value, end of period.. . . . . . . . . . . . . . . . . .           $36.21               $30.14           $20.83
                                                                      --------------      ----------------   -------------
                                                                      --------------      ----------------   -------------

Total return (2).. . . . . . . . . . . . . . . . . . . . . . . . .            22.8%                45.6%            (4.4%)
                                                                      --------------      ----------------   -------------
                                                                      --------------      ----------------   -------------

Net assets, end of period. . . . . . . . . . . . . . . . . . . . .     $180,728,094          $99,188,147      $54,943,371
                                                                      --------------      ----------------   -------------

Ratio of net operating expenses to average net assets (6). . . . .            0.84% (4,5)          0.66%            0.66% (3)
                                                                      --------------      ----------------   -------------

Ratio of net investment income to average net assets (6).. . . . .            1.66% (4)            1.85%            2.34% (3)
                                                                      --------------      ----------------   -------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . . .              27%                  22%               8%
                                                                      --------------      ----------------   -------------

Average commission rate. . . . . . . . . . . . . . . . . . . . . .          $0.0592                    -                -
                                                                      --------------      ----------------   -------------


(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized.
(4) Average net assets for the year ended December 31, 1996 were $130,347,107.
(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(6) During the periods presented above, the Adviser waived a portion of its fees. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                         INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.

INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

    The Manager's equity investment policy is overseen by George Long, President, Managing Director and Chief Investment Officer of Oppenheimer Capital, the parent of the Manager. Mr. Long has been with Oppenheimer Capital since 1982. Fixed income investment policy is overseen by Robert J. Bluestone, Managing Director and Director of Fixed Income Management of Oppenheimer Capital. Mr. Bluestone has been with the firm since 1986.

SMALL CAP PORTFOLIO
-------------------

    The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Small Cap Portfolio is managed by Timothy McCormack, Timothy Curro and Gavin Albert, each of whom
is a Vice President of Oppenheimer Capital.   Mr. McCormack became a
portfolio manager of the Portfolio in May 1996. He joined Oppenheimer Capital in 1994. From March 1993 to July 1994 Mr. McCormack was a security analyst at U.S. Trust Company and prior to that he was a securities analyst with Gabelli and Company. He has a Masters of Business Administration degree from the Wharton School. Timothy Curro and Gavin Albert became portfolio managers of the Portfolio on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. He has a Masters of Business Administration degree from the University of California, Berkeley. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.

GLOBAL EQUITY PORTFOLIO
-----------------------

    The investment objective of the Global Equity Portfolio is to seek long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Portfolio may invest anywhere in the world with no requirement that any specific percentage of its assets be committed to any given country. Under normal circumstances, at least 65 percent of the Portfolio's total assets will be invested in equity securities in at least three different countries, one of which may be the United States. Opportunities for capital appreciation may also be presented by debt securities. The Portfolio may invest up to 35 percent of its total assets in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. It is the present intention of the Portfolio, although not a fundamental policy, not to invest more than 5 percent of its total assets in debt securities rated below investment-grade. Although there is no minimum rating for this category of debt investments of the Portfolio, the Portfolio does not intend to invest in bonds which are in default. Domestic investments of this Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. He joined Oppenheimer Capital in 1991. The Portfolio's investments in foreign securities are managed by Pierre Daviron, President and Chief Investment Officer of Oppenheimer Capital International, a division of Oppenheimer Capital created in 1993. Previously, he was Chairman and Chief Executive Officer at Indosuez Gartmore Asset Management, a division of Banque Indosuez, Paris, France. Prior thereto he was a Managing Director in Mergers and Acquisitions at J.P. Morgan.

MANAGED PORTFOLIO
-----------------

    The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments.
In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

    The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital.

            ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

    For the Small Cap and the Global Equity Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of each Portfolio's assets will be invested in common stocks or securities convertible into common stocks.

    In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Small Cap and Global Equity Portfolios may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

    Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

    Regulations under Section 817(h) of the Internal Revenue Code ("IRC 817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio, and in particular the U.S. Government Income Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.

MANAGEMENT OF ASSETS
--------------------

    The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

    During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.

    The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Managed and Global Equity Portfolios will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100 percent or less. It is anticipated that the Small Cap Portfolio will have an annual turnover rate
in excess of 100 percent.   A 100 percent annual turnover rate would occur,
for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year. A portfolio turnover rate in excess of 100 percent can be expected to result in correspondingly higher transaction costs.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS
-----------------------------------------

    MANAGED PORTFOLIO. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. As the Managed Portfolio may invest in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such these Portfolios may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

    SMALL CAP PORTFOLIO. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

    ADDITIONAL RISKS OF FOREIGN SECURITIES: The Global Equity, Small Cap and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. It will be the general practice of the Global Equity Portfolio to invest in foreign equity securities. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

    Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

    A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

    It is expected that the Global Equity Portfolio will invest in American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") which are sponsored by persons other than the underlying issuers. ADRs are U.S. dollar-denominated securities designed for use in the U.S. securities markets. They represent and may be converted into the underlying foreign security. EDRs are designed for use in the European securities market. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

    HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Small Cap, Global Equity and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

    OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Global Equity and Small Cap Portfolios may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Global Equity and Small Cap Portfolios may also engage in options on stock indices. The Small Cap Portfolio may write covered call options on individual securities. These Portfolios will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.

                                INVESTMENT TECHNIQUES

    The investment techniques or instruments described below are used for the Portfolios' investment programs:

    SHORT-TERM INVESTMENTS. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

    REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

    LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Small Cap and Managed Portfolios and 33 1/3 percent of the value of the total assets of the Global Equity Portfolio. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

    OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Global Equity and Small Cap Portfolios may engage in options and futures transactions. The Global Equity Portfolio may purchase and sell financial futures contracts (including bond futures contracts and index futures contracts), forward foreign currency contracts, foreign currency futures contracts, options on futures contracts and stock indices and options on currencies for bona fide hedging or other non-speculative purposes. The Small Cap Portfolio may engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Small Cap and Managed Portfolios may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. The Small Cap Portfolio may also engage in options on stock indices. When any of such Portfolios anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolios may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Portfolios' securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

    MORTGAGE-BACKED SECURITIES. The Managed Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

    The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

    The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The U.S. Government Income and Managed Portfolios also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

    PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select, under certain conditions, Oppenheimer & Co., Inc. ("OpCo"), an affiliate of the Manager, to execute each Portfolio's transactions. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")

                               INVESTMENT RESTRICTIONS

    Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

    1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

    2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

    3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

    4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

    5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

    6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. (Money Market Portfolio may not invest more than 10 percent of its assets in illiquid securities.) Other investment restrictions are described in the Additional Statement.

    All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

                                MANAGEMENT OF THE FUND

    The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

    THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

    Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Global Equity, Managed and Small Cap Portfolios. Through at least December 31, 1997, the expenses of the Small Cap and Managed Portfolios will be voluntarily limited by the Manager so that annualized operating fund expenses (net of any expense offsets) do not exceed 1.00 percent of their respective average daily net assets.

    Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of each of the Portfolios of the Fund do not exceed 1.25 percent of their respective average daily net assets.

    The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $49.4 billion in assets under management on March 31, 1997. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. Oppenheimer Financial Corp. ("Opfin"), a holding company, is a 1.0% general partner of the Manager and holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership of which Opfin is the sole 1.0% general partner and whose units are traded on the New York Stock Exchange ("NYSE"), owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, with $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc. ("TAG") will acquire the one-third managing general partner interest in Oppenheimer Capital, the 1.0% general partner interest in OpCap Advisors and the 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities including a favorable tax ruling from the Internal Revenue Service and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change of control of Oppenheimer Capital and its subsidiary the Manager which will constitute an assignment and termination of the Advisory Agreement between the Manager and the Fund. On February 28, 1997, the Board of Directors of the Fund approved a new Advisory Agreement (on the identical terms as the existing Advisory Agreement) to take effect upon consummation of Transaction and recommended that the new Advisory Agreement be submitted to the shareholders of the Fund for their approval. A proxy statement will be sent to shareholders in the next few months. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.

                          DETERMINATION OF NET ASSET VALUE

    The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

    Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.

                                  PURCHASE OF SHARES

    Investments in the Fund may be made only by Separate Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Separate Accounts.

    Shares of each Portfolio of the Fund are offered to the Separate Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.

                                 REDEMPTION OF SHARES

    Shares of any Portfolio of the Fund can be redeemed by the Separate Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Separate Accounts and Qualified Plans. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable;
(3) the SEC has by order permitted such suspension.

                                STATE LAW RESTRICTIONS

    The investments of the Separate Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Separate Accounts.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

    SMALL CAP, GLOBAL EQUITY AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Small Cap, Global Equity and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains will be declared and paid at least once per calendar year.

    TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Separate Accounts are the shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Separate Accounts.

                              CALCULATION OF PERFORMANCE

    From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio.
As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different Separate Accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Separate Accounts.


       AVERAGE ANNUAL TOTAL RETURN OF MANAGED, SMALL CAP AND GLOBAL EQUITY PORTFOLIOS
                             OF OCC ACCUMULATION TRUST(1,2)

    Portfolio         For the one year       For the five year        For the period from
    ---------           period ended            period ended             inception to
                      December 31, 1996       December 31, 1996        December 31, 1996*
                      -----------------       ------------------      ------------------
    Managed                22.77%                   19.13%                  20.09%
    Small Cap              18.72%                   14.46%                  14.67%
    Global Equity          15.02%                    N/A                    18.51%


    *Inception date of the Global Equity Portfolio is March 1, 1995. The Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

    (1)On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Small Cap and Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Small Cap and Managed Portfolios, $8,129,274 and $51,345,102, respectively, with respect to the Fund.

    For the period prior to September 16, 1994, the performance figures above for each of the Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

    (2)Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

    In addition, reference in advertisements may be made to various indices, including, without limitation, the S & P 500 Stock Index, the Russell 2000 and the Lehman Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                                ADDITIONAL INFORMATION

    ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

    The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

    VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Separate Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Separate Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Separate Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

    Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.

    CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

    CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS

COMMERCIAL PAPER RATINGS
------------------------

    Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

    S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

    Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

    Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

    Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS
------------

    A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

    Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

    Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

    Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                                OCC ACCUMULATION TRUST
                One World Financial Center,  New York, New York 10281


OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following three Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:

EQUITY PORTFOLIO: Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

SMALL CAP PORTFOLIO: Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.


MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.


     The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts.

    It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 15.

    This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1997 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    OPCAP ADVISORS
                                  Investment Manager
                             Prospectus dated May 1, 1997

                                  TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .8

    Equity Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . .8

    Small Cap Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . .8

    Managed Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . .9

Additional Information on Investment Objectives and Policies . . . . . . .10

Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . . .12

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .14

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .15

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .16

Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .17

State Law Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . .17

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . .17

Calculation of Performance . . . . . . . . . . . . . . . . . . . . . . . .18

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .19

                                  PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently three series available for investment through the Variable Accounts, each of which is designated as a "Portfolio."
                        Together, the three Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                        The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to the three available portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS        The investment objective of each of the Portfolios is
                        set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                        The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share are expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                        Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER      OpCap Advisors (the "Manager"), the investment manager
                        of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately
                        $10.0 billion at March 31, 1997 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $49.4 billion at March 31, 1997. See "Management of the Fund" for a description of a pending transaction that if consummated will involve a change in control of OpCap
                        Advisors.

MANAGEMENT FEE               The Manager receives a monthly fee from each
                             Portfolio at varying annual percentage rates of average daily net assets, as follows: .80 percent on the first

                        $400 million, .75 percent on the next $400 million and
                        .70 percent thereafter of the average daily net assets
                        for the Equity, Small Cap and Managed Portfolios (see
                        page 15).
PURCHASES AND
REDEMPTION OF SHARES    Currently, shares of the Fund are sold at their net
                        asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Variable Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                        Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable
                        Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable
                        Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts.
                        Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Variable Accounts.

                              FINANCIAL HIGHLIGHTS

    The financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report. Annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                                   EQUITY PORTFOLIO

For a share outstanding throughout each period:

                                                                                                        SEPTEMBER 16,
                                                                      YEAR ENDED       YEAR ENDED       1994(1) TO
                                                                     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                         1996             1995             1994
                                                                     ------------     ------------     -------------
Net asset value, beginning of period.. . . . . . . . . . . . . .           $25.05           $18.12            $18.57
                                                                      ------------     ------------     -------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . .             0.21             0.31              0.09
Net realized and unrealized gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . . . .             5.52             6.71             (0.54)
                                                                      ------------     ------------     -------------
  Total from investment operations . . . . . . . . . . . . . . .             5.73             7.02             (0.45)
                                                                      ------------     ------------     -------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income . . . . . .            (0.24)           (0.09)                -
Distributions to shareholders from net realized capital gains. .            (0.47)               -                 -
                                                                      ------------     ------------     -------------
  Total dividends and distributions to shareholders. . . . . . .            (0.71)           (0.09)                -
                                                                      ------------     ------------     -------------

Net asset value, end of period.. . . . . . . . . . . . . . . . .           $30.07           $25.05            $18.12
                                                                      ------------     ------------     -------------
                                                                      ------------     ------------     -------------


Total return (2).. . . . . . . . . . . . . . . . . . . . . . . .            23.4%            38.9%             (2.4%)
                                                                      ------------     ------------     -------------
                                                                      ------------     ------------     -------------


Net assets, end of period. . . . . . . . . . . . . . . . . . . .      $19,842,998       $9,035,982        $4,281,256
                                                                      ------------     ------------     -------------

Ratio of net operating expenses to average net assets (6). . . .            0.93% (4,5)      0.72%             0.72% (3)
                                                                      ------------     ------------     -------------

Ratio of net investment income to average net assets (6) . . . .            1.29% (4)        1.74%             1.80% (3)
                                                                      ------------     ------------     -------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . .              36%              31%                6%
                                                                      ------------     ------------     -------------

Average commission rate  . . . . . . . . . . . . . . . . . . . .         $0.0588               --                --
                                                                      ------------     ------------     -------------

(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized.
(4) Average net assets for the year ended December 31, 1996 were $14,669,645.
(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally for the year ended December 31, 1996 the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                 SMALL CAP PORTFOLIO

For a share outstanding throughout each period:

                                                                                                          SEPTEMBER 16,
                                                                  YEAR ENDED           YEAR ENDED            1994(1)
                                                                 DECEMBER 31,         DECEMBER 31,       TO DECEMBER 31,
                                                                     1996                 1995                1994
                                                                --------------      ----------------    ----------------
Net asset value, beginning of period . . . . . . . . . . . . . .        $19.91                $17.38              $17.49
                                                                 --------------      ----------------    ----------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . .          0.14                  0.26                0.06
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . . . .          3.45                  2.37               (0.17)
                                                                 --------------      ----------------    ----------------
  Total from investment operations . . . . . . . . . . . . . . .          3.59                  2.63               (0.11)
                                                                 --------------      ----------------    ----------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income . . . . . .         (0.25)                (0.05)                 --
Distributions to shareholders from net realized capital gains. .         (0.64)                (0.05)                 --
                                                                 --------------      ----------------    ----------------
  Total dividends and distributions. . . . . . . . . . . . . . .         (0.89)                (0.10)                 --
                                                                 --------------      ----------------    ----------------

Net asset value, end of period . . . . . . . . . . . . . . . . .        $22.61                $19.91              $17.38
                                                                 --------------      ----------------    ----------------
                                                                 --------------      ----------------    ----------------

Total return (2) . . . . . . . . . . . . . . . . . . . . . . . .         18.7%                 15.2%                (.6%)
                                                                 --------------      ----------------    ----------------
                                                                 --------------      ----------------    ----------------

Net assets, end of period. . . . . . . . . . . . . . . . . . . .   $34,256,671           $16,004,392          $9,210,443
                                                                 --------------      ----------------    ----------------

Ratio of net operating expenses to average net assets (6). . . .         0.93% (4,5)           0.74%               0.74% (3)
                                                                 --------------      ----------------    ----------------

Ratio of net investment income to average net assets (6) . . . .         1.03% (4)             1.75%               1.22% (3)
                                                                 --------------      ----------------    ----------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . .           50%                   69%                 32%
                                                                 --------------      ----------------    ----------------

Average commission rate. . . . . . . . . . . . . . . . . . . . .       $0.0493                    --                  --
                                                                 --------------      ----------------    ----------------

-----------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized.
(4) Average net assets for the year ended December 31, 1996 were $22,131,648.
(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                  MANAGED PORTFOLIO

For a share outstanding throughout each period:

                                                                                                            SEPTEMBER 16,
                                                                       YEAR ENDED           YEAR ENDED         1994 (1)
                                                                      DECEMBER 31,         DECEMBER 31,    TO DECEMBER 31,
                                                                          1996                 1995             1994
                                                                     --------------      ---------------   --------------
Net asset value, beginning of period.. . . . . . . . . . . . . . .           $30.14               $20.83           $21.80
                                                                      --------------      ----------------   -------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . .             0.43                 0.42             0.14
Net realized and unrealized gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . . . . .             6.31                 9.02            (1.11)
                                                                      --------------      ----------------   -------------
  Total from investment operations . . . . . . . . . . . . . . . .             6.74                 9.44            (0.97)
                                                                      --------------      ----------------   -------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income . . . . . . .            (0.41)               (0.13)               -
Distributions to shareholders from net realized capital gains. . .            (0.26)                   -                -
                                                                      --------------      ----------------   -------------
  Total dividends and distributions to shareholders. . . . . . . .            (0.67)               (0.13)            0.00
                                                                      --------------      ----------------   -------------

Net asset value, end of period.. . . . . . . . . . . . . . . . . .           $36.21               $30.14           $20.83
                                                                      --------------      ----------------   -------------
                                                                      --------------      ----------------   -------------

Total return (2).. . . . . . . . . . . . . . . . . . . . . . . . .            22.8%                45.6%            (4.4%)
                                                                      --------------      ----------------   -------------
                                                                      --------------      ----------------   -------------

Net assets, end of period. . . . . . . . . . . . . . . . . . . . .     $180,728,094          $99,188,147      $54,943,371
                                                                      --------------      ----------------   -------------

Ratio of net operating expenses to average net assets (6). . . . .            0.84% (4,5)          0.66%            0.66% (3)
                                                                      --------------      ----------------   -------------

Ratio of net investment income to average net assets (6).. . . . .            1.66% (4)            1.85%            2.34% (3)
                                                                      --------------      ----------------   -------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . . .              27%                  22%               8%
                                                                      --------------      ----------------   -------------

Average commission rate. . . . . . . . . . . . . . . . . . . . . .          $0.0592                    -                -
                                                                      --------------      ----------------   -------------


(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized.
(4) Average net assets for the year ended December 31, 1996 were $130,347,107.
(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(6) During the periods presented above, the Adviser waived a portion of its fees. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                         INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.

INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

    The Manager's equity investment policy is overseen by George Long, President, Managing Director and Chief Investment Officer of Oppenheimer Capital, the parent of the Manager. Mr. Long has been with Oppenheimer Capital since 1982. Fixed income investment policy is overseen by Robert J. Bluestone, Managing Director and Director of Fixed Income Management of Oppenheimer Capital. Mr. Bluestone has been with the firm since 1986.

EQUITY PORTFOLIO

    The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Manager's intention to invest in securities of companies which in the Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. Investments of the Equity Portfolio are managed by Eileen Rominger, Managing Director of Oppenheimer Capital. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981.

SMALL CAP PORTFOLIO

    The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Small Cap Portfolio is managed by Timothy McCormack, Timothy Curro and Gavin Albert, each of whom is a Vice President of Oppenheimer Capital. Mr. McCormack became a portfolio manager of the Portfolio in May 1996. He joined Oppenheimer Capital in 1994. From March 1993 to July 1994 Mr. McCormack was a security analyst at U.S. Trust Company and prior to
that he was a securities analyst with Gabelli and Company.   He has a Masters of
Business Administration degree from the Wharton School. Timothy Curro and Gavin Albert became portfolio managers of the Portfolio on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. He has a Masters of Business Administration degree from the University of California, Berkeley. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.


MANAGED PORTFOLIO

    The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

    The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital.

    ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

    For the Equity and the Small Cap Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of each Portfolio's assets will be invested in common stocks or securities convertible into common stocks.

    In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Equity and Small Cap Portfolios may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

    Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

    Regulations under Section 817(h) of the Internal Revenue Code ("IRC
817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.


MANAGEMENT OF ASSETS

    The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities.
Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

    During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.

    The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Equity and Managed Portfolios will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100 percent or less. It is anticipated that the Small Cap Portfolio will have an annual turnover rate in
excess of 100 percent.   A 100 percent annual turnover rate would occur, for
example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year. A portfolio turnover rate in excess of 100 percent can be expected to result in correspondingly higher transaction costs.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

    MANAGED. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. As the Managed Portfolio may invest in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such these Portfolios may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

    SMALL CAP PORTFOLIO. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

    ADDITIONAL RISKS OF FOREIGN SECURITIES: The Equity, Small Cap and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

    Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

    A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.


    EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

    HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Equity, Small Cap and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

    OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Small Cap and Equity Portfolios may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Small Cap Portfolio may also engage in options on stock indices. The Small Cap and Equity Portfolios may write covered call options on individual securities. These Portfolios will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.


                                INVESTMENT TECHNIQUES

    The investment techniques or instruments described below are used for the Portfolios' investment programs:

    SHORT-TERM INVESTMENTS. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

    REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

    LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Equity, Small Cap and Managed Portfolios. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

    OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Small Cap and Equity Portfolios may engage in options and futures transactions. The Small Cap and Equity Portfolios may engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Small Cap, Equity and Managed Portfolios may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. The Small Cap Portfolio may also engage in options on stock indices. When any of such Portfolios anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolios may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Portfolios' securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

    MORTGAGE-BACKED SECURITIES. The Managed Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

    The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

    The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Managed Portfolio also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

    PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select, under certain conditions, Oppenheimer & Co., Inc. ("OpCo"), an affiliate of the Manager, to execute each Portfolio's transactions. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")


                               INVESTMENT RESTRICTIONS

    Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

    1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

    2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

    3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

    4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

    5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

    6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Additional Statement.

    All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


                                MANAGEMENT OF THE FUND

    The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

    THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

    Under the Advisory Agreement the annual management fee is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Equity, Managed and Small Cap Portfolios. Through at least December 31, 1997, the expenses of the Equity, Small Cap and Managed Portfolios will be voluntarily limited by the Manager so that annualized operating fund expenses (net of any expense offsets) do not exceed 1.00 percent of their respective average daily net assets.

    Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of each of the Portfolios of the Fund do not exceed 1.25 percent of their respective average daily net assets.

    The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $49.4 billion in assets under management on March 31, 1997. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. Oppenheimer Financial Corp. ("Opfin"), a holding company, is a 1.0% general partner of the Manager and holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership of which Opfin is the sole 1.0% general partner and whose units are traded on the New York Stock
Exchange ("NYSE"), owns the remaining two-thirds interest.   On February 13,
1997, PIMCO Advisors L.P., a registered investment adviser, with $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc. ("TAG") will acquire the one-third managing general partner interest in Oppenheimer Capital, the 1.0% general partner interest in OpCap Advisors and the 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities including a favorable tax ruling from the Internal Revenue Service and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change of control of Oppenheimer Capital and its subsidiary the Manager which will constitute an assignment and termination of the Advisory Agreement between the Manager and the Fund. On February 28, 1997, the Board of Directors of the Fund approved a new Advisory Agreement (on the identical terms as the existing Advisory Agreement) to take effect upon consummation of Transaction and recommended that the new Advisory Agreement be submitted to the shareholders of the Fund for their approval. A proxy statement will be sent to shareholders in the next few months. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.


                          DETERMINATION OF NET ASSET VALUE

    The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

    Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.

                                  PURCHASE OF SHARES

    Investments in the Fund may be made only by Variable Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Variable Accounts.

    Shares of each Portfolio of the Fund are offered to the Variable Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors ^ acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.


                                 REDEMPTION OF SHARES

    Shares of any Portfolio of the Fund can be redeemed by the Variable
Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.


                                STATE LAW RESTRICTIONS

    The investments of the Variable Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Variable Accounts.


                          DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.



    EQUITY, SMALL CAP AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Small Cap, Equity and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains will be declared and paid at least once per calendar year.

    TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the ^ Prospectus for the Variable Accounts.




                              CALCULATION OF PERFORMANCE

    From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts.



       AVERAGE ANNUAL TOTAL RETURN OF EQUITY, MANAGED AND SMALL CAP PORTFOLIOS
                             OF OCC ACCUMULATION TRUST1,2

    Portfolio                                For the        For the
    ---------               For the one     five year     period from
                            year period      period        inception
                               ended          ended           to
                              December       December       December
                              31, 1996       31, 1996      31, 1996*
                              --------       --------      ---------

    Equity                     23.36%         17.70%         16.52%
    Managed                    22.77%         19.13%         20.09%
    Small Cap                  18.72%         14.46%         14.67%

         *The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

    (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102 respectively, with respect to the Fund.

    For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

    (2) Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

    In addition, reference in advertisements may be made to various indices, including, without limitation, the S & P 500 Stock Index, the Russell 2000 and the Lehman Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                                ADDITIONAL INFORMATION

    ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

    The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

    VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Variable Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

    Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


    CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

    CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS


COMMERCIAL PAPER RATINGS

    Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

    S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

    Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

    Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

    Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

    A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure.
While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

    Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

    Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

    Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

                                OCC ACCUMULATION TRUST
                One World Financial Center,  New York, New York 10281


OCC ACCUMULATION TRUST (formerly known as Quest for Value Accumulation Trust, the "Fund") is a registered open-end diversified management investment company offering several investment alternatives. It permits an investor the flexibility of choosing among different investment objectives, through the following two Portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The investment objective of each Portfolio is as follows:


SMALL CAP PORTFOLIO: Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.


MANAGED PORTFOLIO: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

    The Fund is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans ("Qualified Plans"). Shares of the Fund are currently sold to variable accounts of various life insurance companies for the purpose of funding variable annuity and variable life insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from owners (the "Contractowners") of the Contracts. Allocation rights are further described in the accompanying prospectus for the Variable Accounts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts. Certain Portfolios may not be available for investment with respect to certain Contracts offered by certain life insurance companies. Please check with your insurance company for available Portfolios.

    It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in Shares of the Fund and the Qualified Plans, which may, in the future invest in Shares of the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Fund Manager. See "Management of the Fund," page 13.

    This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, must be accompanied by a current prospectus for the Variable Accounts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1997 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to your broker or by contacting the Fund at the address listed in this Prospectus. The Additional Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ACCOUNTS. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                            OPCAP ADVISORS
                                          Investment Manager
                                     Prospectus dated May 1, 1997

                                  TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . 7

         Small Cap Portfolio . . . . . . . . . . . . . . . . . . . . . . . . 7

         Managed Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . 8

Additional Information on Investment Objectives and Policies . . . . . . . . 8

Investment Techniques. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . 15

Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

State Law Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . 16

Calculation of Performance . . . . . . . . . . . . . . . . . . . . . . . . . 16

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

                                  PROSPECTUS SUMMARY


THE FUND The Fund is a Massachusetts business trust which issues its shares in series as separate classes of shares of beneficial interest. There are currently two series available for investment through the Variable Accounts, each of which is designated as a "Portfolio".
                        Together, the two Portfolios are designed to enable investors to choose a number of investment alternatives to achieve their financial goals and to shift assets conveniently among Portfolios when and if their investment aims or perception of the marketplace change.

                        The Fund commenced operations on September 16, 1994 when an investment company then called Quest for Value Accumulation Trust, with portfolios corresponding to the available two portfolios of the Fund, was effectively divided into two investment funds, the original investment company, whose name was changed, and the Fund.

INVESTMENT OBJECTIVES
AND RESTRICTIONS        The investment objective of each of the Portfolios is
                        set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                        The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share is expected to increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios; market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general.

                        Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).

INVESTMENT MANAGER      OpCap Advisors (the "Manager"), the investment manager
                        of each of the Portfolios, is investment manager and sub-adviser to several other registered investment companies with assets under management of approximately
                        $10.0 billion at March 31, 1997 and is a subsidiary of Oppenheimer Capital, a registered investment adviser, which had assets under management, including those of OpCap Advisors, of approximately $49.4 billion at March
                        31, 1997. See "Management of the Fund" for a description of a pending transaction that if consummated will involve a change in control of OpCap
                        Advisors.

MANAGEMENT FEE          The Manager receives a monthly fee from each Portfolio
                        at varying annual percentage rates of average daily net assets, as follows: .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets for the Small Cap and Managed Portfolios (see page 14).

PURCHASES AND
REDEMPTION OF SHARES    Currently, shares of the Fund are sold at their net
                        asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractowner with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Variable Accounts, which should be reviewed carefully by a person considering the purchase of a Contract. That
                        Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable
                        Accounts as shareholders of the Fund should be distinguished from the rights of a Contractowner which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable
                        Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts.
                        Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Additional Statement, and the accompanying Prospectus for the Variable Accounts.

                               FINANCIAL HIGHLIGHTS

    The financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Additional Statement (Part B). This information should be read in conjunction with the financial statements and related notes thereto included in the Additional Statement. Total return information for the Portfolios of the Fund provided in the Financial Highlights does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts. Inclusion of these charges and deductions would reduce the total return of the Portfolios of the Fund. Further information about the performance of each Portfolio is available in the Fund's Annual Report. Annual reports can be obtained without charge upon written requests to the insurance companies issuing the Contracts.

                                 SMALL CAP PORTFOLIO

For a share outstanding throughout each period:

                                                                                                          SEPTEMBER 16,
                                                                  YEAR ENDED           YEAR ENDED            1994(1)
                                                                 DECEMBER 31,         DECEMBER 31,       TO DECEMBER 31,
                                                                     1996                 1995                1994
                                                                --------------      ----------------    ----------------
Net asset value, beginning of period . . . . . . . . . . . . . .        $19.91                $17.38              $17.49
                                                                 --------------      ----------------    ----------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . .          0.14                  0.26                0.06
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . . . .          3.45                  2.37               (0.17)
                                                                 --------------      ----------------    ----------------
  Total from investment operations . . . . . . . . . . . . . . .          3.59                  2.63               (0.11)
                                                                 --------------      ----------------    ----------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income . . . . . .         (0.25)                (0.05)                ---
Distributions  to shareholders from net realized capital gains .         (0.64)                (0.05)                ---
                                                                 --------------      ----------------    ----------------
  Total dividends and distributions. . . . . . . . . . . . . . .         (0.89)                (0.10)                ---
                                                                 --------------      ----------------    ----------------

Net asset value, end of period . . . . . . . . . . . . . . . . .        $22.61                $19.91              $17.38
                                                                 --------------      ----------------    ----------------
                                                                 --------------      ----------------    ----------------

Total return (2) . . . . . . . . . . . . . . . . . . . . . . . .         18.7%                 15.2%                (.6%)
                                                                 --------------      ----------------    ----------------
                                                                 --------------      ----------------    ----------------

Net assets, end of period. . . . . . . . . . . . . . . . . . . .   $34,256,671           $16,004,392          $9,210,443
                                                                 --------------      ----------------    ----------------

Ratio of net operating expenses to average net assets (6). . . .         0.93% (4,5)           0.74%               0.74% (3)
                                                                 --------------      ----------------    ----------------

Ratio of net investment income to average net assets (6) . . . .         1.03% (4)             1.75%               1.22% (3)
                                                                 --------------      ----------------    ----------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . .           50%                   69%                 32%
                                                                 --------------      ----------------    ----------------

Average commission rate. . . . . . . . . . . . . . . . . . . . .       $0.0493                    --                  --
                                                                 --------------      ----------------    ----------------

-----------------------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized.
(4) Average net assets for the year ended December 31, 1996 were $22,131,648.
(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                  MANAGED PORTFOLIO

For a share outstanding throughout each period:

                                                                                                            SEPTEMBER 16,
                                                                       YEAR ENDED           YEAR ENDED         1994(1)
                                                                      DECEMBER 31,         DECEMBER 31,    TO DECEMBER 31,
                                                                          1996                 1995             1994
                                                                     --------------      ---------------   --------------
Net asset value, beginning of period.. . . . . . . . . . . . . . .           $30.14               $20.83           $21.80
                                                                      --------------      ----------------   -------------

Income from investment operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . .             0.43                 0.42             0.14
Net realized and unrealized  gain (loss)
  on investments . . . . . . . . . . . . . . . . . . . . . . . . .             6.31                 9.02            (1.11)
                                                                      --------------      ----------------   -------------
  Total from investment operations . . . . . . . . . . . . . . . .             6.74                 9.44            (0.97)
                                                                      --------------      ----------------   -------------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income . . . . . . .            (0.41)               (0.13)               -
Distributions to shareholders from net realized capital gains. . .            (0.26)                   -                -
                                                                      --------------      ----------------   -------------
  Total dividends and distributions to shareholders. . . . . . . .            (0.67)               (0.13)            0.00
                                                                      --------------      ----------------   -------------

Net asset value, end of period.. . . . . . . . . . . . . . . . . .           $36.21               $30.14           $20.83
                                                                      --------------      ----------------   -------------
                                                                      --------------      ----------------   -------------

Total return (2).. . . . . . . . . . . . . . . . . . . . . . . . .            22.8%                45.6%            (4.4%)
                                                                      --------------      ----------------   -------------
                                                                      --------------      ----------------   -------------

Net assets, end of period. . . . . . . . . . . . . . . . . . . . .     $180,728,094          $99,188,147      $54,943,371
                                                                      --------------      ----------------   -------------

Ratio of net operating expenses to average net assets (6). . . . .            0.84% (4,5)          0.66%            0.66% (3)
                                                                      --------------      ----------------   -------------

Ratio of net investment income to average net assets (6).. . . . .            1.66% (4)         1.85%            2.34% (3)
                                                                      --------------      ----------------   -------------

Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . . .              27%                  22%               8%
                                                                      --------------      ----------------   -------------

Average commission rate. . . . . . . . . . . . . . . . . . . . . .          $0.0592                    -                -
                                                                      --------------      ----------------   -------------


(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized.
(4) Average net assets for the year ended December 31, 1996 were $130,347,107.
(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)
(6) During the periods presented above, the Adviser waived a portion of its fees. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                         INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Manager at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon the Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.

INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

    The Manager's equity investment policy is overseen by George Long, President, Managing Director and Chief Investment Officer of Oppenheimer Capital, the parent of the Manager. Mr. Long has been with Oppenheimer Capital since 1982. Fixed income investment policy is overseen by Robert J. Bluestone, Managing Director and Director of Fixed Income Management of Oppenheimer Capital. Mr. Bluestone has been with the firm since 1986.


SMALL CAP PORTFOLIO

    The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65 percent of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets. The Small Cap Portfolio is managed by Timothy McCormack, Timothy Curro and Gavin Albert, each of whom
is a Vice President of Oppenheimer Capital.   Mr. McCormack became a portfolio
manager of the Portfolio in May 1996. He joined Oppenheimer Capital in 1994. From March 1993 to July 1994 Mr. McCormack was a security analyst at U.S. Trust Company and prior to that he was a securities analyst with Gabelli and Company. He has a Masters of Business Administration degree from the Wharton School. Timothy Curro and Gavin Albert became portfolio managers of the Portfolio on January 1, 1997. Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc. from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. He has a Masters of Business Administration degree from the University of California, Berkeley. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.

MANAGED PORTFOLIO

    The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

    The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital.

    ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

    For the Small Cap Portfolio, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65 percent of each Portfolio's assets will be invested in common stocks or securities convertible into common stocks.


    In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, the Small Cap Portfolio may invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents.

    Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.

    Regulations under Section 817(h) of the Internal Revenue Code ("IRC
817(h)") require each Portfolio to diversify its investments. To comply with these regulations each Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55 percent of the value of its total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate and distinct issuer. As such, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These diversification rules limit the amount that any Portfolio, can invest in any single issuer, including direct obligations of the U.S. Treasury, to 55 percent of the Portfolio's total assets at the end of any calendar quarter.

MANAGEMENT OF ASSETS

    The Manager intends to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities.
Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

    During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed above.

    The "Financial Highlights" table shows the Portfolios' portfolio turnover rates. The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Managed Portfolio will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100 percent or less and that the Small Cap Portfolio will
have an annual turnover rate in excess of 100 percent.   A 100 percent annual
turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year. A portfolio turnover rate in excess of 100 percent can be expected to result in correspondingly higher transaction costs.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

    MANAGED PORTFOLIO. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money
market securities at any particular time.    As the Managed Portfolio may invest
in mortgage-backed securities, such securities, while similar to other fixed-income securities, involve the additional risk of prepayment because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. When interest rates fall, prepayments tend to rise. As such the Managed Portfolio may have to reinvest that portion of their respective assets invested in such securities more frequently when interest rates are low than when interest rates are high.

    SMALL CAP PORTFOLIO. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

    ADDITIONAL RISKS OF FOREIGN SECURITIES: The Small Cap and Managed Portfolios may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Portfolios may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Portfolio than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Investment of Assets" in the Additional Statement.

    Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

    A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Portfolio's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Portfolio. The Portfolios do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Portfolios will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.


EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

    HIGH YIELD SECURITIES: It is the present intention of the Manager with respect to each of the Small Cap and Managed Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "junk bonds"). In the event that the Manager intends in the future to invest more than 5 percent of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment of Assets" in the Additional Statement.

    OPTIONS AND FUTURES: To the extent permitted by applicable state law, the Small Cap Portfolio may engage in futures contracts and options on futures contracts for bona fide hedging or other non-speculative purposes. The Small Cap Portfolio may also engage in options on stock indices. The Small Cap Portfolio may write covered call options on individual securities. The Small Cap Portfolio will not enter into any leveraged futures transactions. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. For more information about Options and Futures see "Investment Techniques" in this Prospectus and "Investment of Assets" in the Additional Statement.


                             INVESTMENT TECHNIQUES

    The investment techniques or instruments described below are used for the Portfolios' investment programs:

    SHORT-TERM INVESTMENTS. Each Portfolio, typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less ("money
market instruments").   This type of short-term investment is made  to provide
liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

    REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the SEC. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days. The staff of the SEC has taken the position that repurchase agreements are loans collateralized by the underlying securities.

    LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10 percent of the value of the total assets of the Small Cap and Managed Portfolios. Securities loans must also meet applicable tests under the Internal Revenue Code. A Portfolio could experience various costs or loss if a borrower defaults on its obligation to return the borrowed securities.

    OPTIONS AND FUTURES. To the extent permitted by applicable state law, the Small Cap Portfolio may engage in options and futures transactions. The Small Cap Portfolio intends to engage in futures contracts or options on futures contracts for bona fide hedging or other non-speculative purposes and to write calls on individual securities. The Small Cap and Managed Portfolios may also enter into forward foreign currency contracts to purchase or sell foreign currencies in connection with any transactions in foreign securities. The Small Cap Portfolio may also engage in options on stock indices. When the Small Cap Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Small Cap Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Small Cap Portfolio's securities change in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Small Cap Portfolio of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Small Cap Portfolio with attendant transaction costs. So long as the Commodities Futures Trading Commission rules so require, the Small Cap Portfolio will not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5 percent of the liquidation value of such Portfolio's assets. When writing put options, the Fund, on behalf of the Small Cap Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Small Cap Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market the Small Cap Portfolio could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

    MORTGAGE-BACKED SECURITIES. The Managed Portfolio may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

    The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments on the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Ginnie Mae certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Freddie Mac is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

    The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1 percent. It is not anticipated that the Portfolios' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Managed Portfolio also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

    PORTFOLIO TRANSACTIONS. The Manager's primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Manager may select, under certain conditions, Oppenheimer & Co., Inc. ("OpCo"), an affiliate of the Manager, to execute each Portfolio's transactions.
Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Additional Statement, "Investment Management and Other Services.")


                               INVESTMENT RESTRICTIONS

    Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. (The restrictions in 1, 2 and 3 do not apply to U.S. Government securities.) Under some of those restrictions, each Portfolio may not:

    1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

    2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

    3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

    4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

    5. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

    6. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Additional Statement.

    All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


                                MANAGEMENT OF THE FUND

    The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractowners, variable life insurance Contractowners and Qualified Plans due to the difference of tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts and to the Qualified Plans. The Boards of Directors of those life insurance companies and the Manager have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, those life insurance companies have agreed, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. Qualified Plans which acquire more than 10 percent of the assets of the Fund will be required to report any potential or existing conflicts to the Trustees of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming Shares of the Portfolios held by the Qualified Plans. The Additional Statement contains information about the Trustees and Officers.

    THE ADVISORY AGREEMENT. The Manager is responsible for management of the Fund's business. Pursuant to the investment advisory agreement (the "Advisory Agreement") with the Fund, and subject to the authority of the Board of Trustees, the Manager supervises the investment operations of each Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the Fund.

    Under the Advisory Agreement the annual management fee for each of the Portfolios is computed at an annual rate of .80 percent on the first $400 million, .75 percent on the next $400 million and .70 percent thereafter of the average daily net assets of the Portfolios, respectively. Through at least December 31, 1997, the expenses of the Small Cap and Managed Portfolios will be voluntarily limited by the Manager so that annualized operating fund expenses (net of any expense offsets) do not exceed 1.00 percent of their respective average daily net assets.

    Under the Advisory Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Manager under the Advisory Agreement, which is discussed below. The Manager will reimburse the Fund such that the total operating expenses (net of any expense offsets) of each of the Portfolios of the Fund do not exceed 1.25 percent of their respective average daily net assets.

    The Manager is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $49.4 billion in assets under management on March 31, 1997. All investment management services performed under the Advisory Agreement are performed by employees of Oppenheimer Capital. Oppenheimer Financial Corp. ("Opfin"), a holding company, is a 1.0% general partner of the Manager and holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership of which Opfin is the sole 1.0% general partner and whose units are traded on the New York Stock
Exchange ("NYSE"), owns the remaining two-thirds interest.   On February 13,
1997, PIMCO Advisors L.P., a registered investment adviser, with $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc. ("TAG") will acquire the one-third managing general partner interest in Oppenheimer Capital, the 1.0% general partner interest in OpCap Advisors and the 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities including a favorable tax ruling from the Internal Revenue Service and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change of control of Oppenheimer Capital and its subsidiary the Manager which will constitute an assignment and termination of the Advisory Agreement between the Manager and the Fund. On February 28, 1997, the Board of Directors of the Fund approved a new Advisory Agreement (on the identical terms as the existing Advisory Agreement) to take effect upon consummation of Transaction and recommended that the new Advisory Agreement be submitted to the shareholders of the Fund for their approval. A proxy statement will be sent to shareholders in the next few months. The Additional Statement contains more information about the Advisory Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.

                          DETERMINATION OF NET ASSET VALUE

    The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the NYSE (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Fund's Board of Trustees determines in good faith that such method reflects fair value. Other securities are valued by methods that the Fund's Board of Trustees believes accurately reflect fair value.

    Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. Further details are in the Additional Statement.


                                  PURCHASE OF SHARES

    Investments in the Fund may be made only by Variable Accounts and Qualified Plans. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Variable Accounts.

    Shares of each Portfolio of the Fund are offered to the Variable Accounts and Qualified Plans without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. OCC Distributors acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Two World Financial Center, New York, New York l0080.


                                 REDEMPTION OF SHARES

    Shares of any Portfolio of the Fund can be redeemed by the Variable
Accounts and Qualified Plans at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares are expected to fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Accounts. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension.

                                STATE LAW RESTRICTIONS

    The investments of the Variable Accounts are subject to the provisions of the insurance laws of the States of domicile of the life insurance companies offering the Contracts. The Fund and its Portfolios will voluntarily comply with the statutory investment restrictions applicable to the investments of life insurance company separate accounts, of the States of domicile of the life insurance companies offering the Contracts, even though these state law investment restrictions do not apply to the Fund and its Portfolios. For a description of the state law restrictions applicable to the separate accounts of the life insurance companies offering the Contracts, see the Prospectus for the Variable Accounts.


                          DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.


    SMALL CAP AND MANAGED PORTFOLIOS. Dividends from net investment income, if any, on the Small Cap and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains will be declared and paid at least once per calendar year.

    TAXES. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts and the Qualified Plans are the sole shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractowners, see the Prospectus for the Variable Accounts.

                               CALCULATION OF PERFORMANCE

    From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated as well as performance information for the Portfolios as indicated below. This performance information does not include charges and deductions which are imposed under the Contracts and described in the Prospectus for the Variable Accounts.


           AVERAGE ANNUAL TOTAL RETURN OF  MANAGED AND SMALL CAP PORTFOLIOS
                             OF OCC ACCUMULATION TRUST(1,2)

Portfolio        For the one       For the five      For the period
                 year period       year period       from inception
               ended December     ended December       to December
                  31, 1996           31, 1996           31, 1996*
                  --------           --------           ---------
Managed            22.77%             19.13%              20.09%
Small Cap          18.72%             14.46%              14.67%

    *The Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

    (1) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Small Cap and Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Small Cap and Managed Portfolios, $8,129,274 and $51,345,102 respectively, with respect to the Fund.

    For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

    (2) Reflects waivers of all or a portion of the advisory fees and reimbursement of other expenses for certain Portfolios by the Manager. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

    In addition, reference in advertisements may be made to various indices, including, without limitation, the S & P 500 Stock Index, the Russell 2000 and the Lehman Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                                ADDITIONAL INFORMATION

    ORGANIZATION OF THE FUND. The Fund was organized as a Massachusetts business trust on May 12, 1994 and is registered with the SEC as an open-end diversified management investment company. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into seven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

    The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

    VOTING. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractowners, as described under the caption "Voting Rights" in the accompanying Prospectus for the Variable Accounts. Shares for which no instructions are received as well as shares which the Manager or its parent, Oppenheimer Capital, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10 percent or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

    Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


    CUSTODIAN AND TRANSFER AGENT. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

    CONTRACTOWNERS INQUIRIES. Inquiries concerning the purchase and sale of shares of the Fund, dividends, account statements and management and investment policies of the Fund should be directed to the respective life insurance companies which use the Fund as an investment vehicle for their respective variable annuity and life insurance contracts.

                                       APPENDIX

              DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS


COMMERCIAL PAPER RATINGS

    Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

    S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

    Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

    Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

    Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

    A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure.
While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

    Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.

    Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

    Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position within the category.